UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50129	59-3547281
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2005, Hudson Highland Group, Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2005. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

Also on October 25, 2005, Hudson Highland Group, Inc. posted a Letter to Shareholders, Employees and Friends on its web site, which discusses results for the quarter and nine months ended September 30, 2005. A copy of such letter is furnished as Exhibit 99.2 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits

99.1	Press Release of Hudson Highland Group, Inc. issued on October 25, 2005.

99.2	Letter to Shareholders, Employees and Friends issued October 25, 2005 and posted to Company’s web site.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.(Registrant)

By:	/s/ RICHARD W. PEHLKE
Richard W. Pehlke
Executive Vice President and Chief Financial
Officer

Dated: October 25, 2005

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Hudson Highland Group, Inc.

Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Hudson Highland Group, Inc. issued on October 25, 2005.

99.2	Letter to Shareholders, Employees and Friends issued October 25, 2005 and posted to Company’s web site.